Exhibit 32.2

CERTIFICATION
PERSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
OF 2002 (18 U.S.C. 1350)

I, Jeanene G. Morgan, Chief Financial Officer of Pacific Entertainment Corporation,, (the “Company”),do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)
the Quarterly Report on Form 10-Q, of the Company for the fiscal quarter ended March 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2011

/s/ Jeanene G. Morgan
Jeanene G. Morgan, Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to Pacific Entertainment Corporation and will be retained by Pacific Entertainment Corporation and furnished to the Securities and Exchange Commission or its staff upon request.